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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2000 relating to the financial statements and financial statement schedule of Edwards Lifesciences Corporation, which appears in the Edwards Lifesciences Corporation Form 10/A-5 dated April 5, 2000.

PricewaterhouseCoopers LLP

Orange County, California
December 20, 2000